
Investor Presentation – May 2019
BOLA WRAP
REMOTE RESTRAINT
Wrap Technologies, Inc.
Nasdaq: WRTC
Innovators of Modern Policing Solutions

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

A Pioneering Innovation: BolaWrap® 100

EARLY REMOTE RESTRAINT FOR LAW ENFORCEMENT

A Compelling Alternative

Inspired by law enforcement, the hand-held BolaWrap 100 is a less lethal restraint device that discharges an eight-foot bola style Kevlar® tether at 640 feet per second to effectively entangle a subject at a range of 10-25 feet.









BolaWrap Investor Video

https://youtu.be/D0AK0fQbZ8I

Use of Force Continuum

Weapon Description	Use	Method of Action	Risks
Verbal Commands	Standoff Compliance	Yell towards subject	Frequently ineffective
BolaWrap 100	Standoff Remote restraint	Entangle subject legs	Minor injury to subject, officer aim (too high/low) requiring quick reload
Pepper Spray	Short Range Compliance	Pain induction to respiratory tract & eyes	Injury to subject, innocent bystanders and officer
Baton	Hand to hand combat	Pain induction to body parts	Requires physical contact, possibly lethal, can be turned on officer
Rubber Bullets/Bean Bag Rounds	Short Range Compliance	Impact Pain	Injury, possibly lethal, limited range, not always effective
Taser	Short Range Compliance	Electric Shock	Injury, possibly lethal, limited range, not always effective
Gun	Short Range Compliance	Deadly Force	Serious Injury, death


VERBAL COMMANDS
BOLAWRAP 100
PEPPER SPRAY
BATON
TASER
GUN

Investor Highlights

Large Target Market	• 701,000 sworn officers in 15,300 federal, state and local law enforcement agencies[2] • 1,100,000 private & government security officers [3] • 12,100,000 international police officers[4] • Additional opportunities including military, federal and special purpose agencies, mental health institutions, school teachers and homeowners
Meets a Driving Social Need	• Police don't have an adequate tool to engage with mentally ill • Compelling need to reduce disproportionate rates of loss of life or severe injury to mentally ill • Substantial media interest and costly litigations focusing on police encounters • 1 in 4 fatal police encounters involve mentally ill[1]
Pioneering Innovator	• Invented a less lethal remote restraint tool for public safety • Does not rely on pain compliance • No comparable remote restraint technology currently available to the public – a newly defined category of early police engagement
Focus on Protecting Technology Globally	• 4 U.S. patents issued, 9 U.S. patents pending • Foreign patents pending in 34 countries • All international rights reserved • Product category extensions under development
Talent to Succeed	• Sales and training team all law enforcement veterans with national reputations • Co-founder of Taser leading international sales development • Research team led by Lemelson/MIT national inventor, over 80 patents • Executive team has vast experience in new products and technology

Corporate Strategy

Proof Statement: 15 years ago, Taser filled a void in the Use of Force Continuum. Today we believe we are doing the same, except since it is lower on the continuum, the opportunity for use is more frequent.

Taser (AAXN) successfully pioneered the path to launching a new tool to police departments by employing a model for selling to agencies that we are executing:

01 Engage agency leaders

02 Sponsor key departments to seed market

03 Robust training service and support

04 Targeted strategic alliances

Recurring Revenue Model

- BolaWrap 100 Cartridges
- Accessories
- Extended Warranty*
- Accidental Damage*
- Subscription*

Profit Strategy

- High Margins – targeting 50-60% gross margins
- Customers are easy to identify/ target, early adopters are known

Grow Product Line

- Additional generations of BolaWrap
- Additional less lethal, protective, and training products
- Strategic product partnerships

Media Coverage

Wherever the BolaWrap is demonstrated, the media buzz follows. Over the past year and half, between domestic and international news, the BolaWrap has appeared on television more than 500 times, and viewed on social media more than 25,000,000 times.

NEW YORK POST



'BATMAN' GIZMO WRAPS 'EM UP

Cops try out Bola gear

BROOKLYN BOROUGH HALL








NEW POLICE TOOL








NEW CRIME FIGHTING TOOL





Total Addressable Market

701,000

Sworn officers in 15,300 federal, state and local law enforcement agencies. [2]

295,000

Corrections officers in 1,800 facilities. [10]

1,100,100

Private and government security officers. [3]

12,100,000

International police officers.[4]

Additional Opportunities

Constituents of other target markets including:

1. Military
2. Federal Law Enforcement (Border Patrol, FBI, etc.)
3. Special Purpose Agencies (Parks, Schools, Airports, Hospitals, etc.)
4. School Teachers
5. Homeowners


WALL STREET JOURNAL

Litigation & Settlements

Existing less lethal options are becoming increasingly controversial and costly – increasing liability and causing lawsuits, costing agencies millions annually.

24%

(236 of 987) Fatal police shootings in 2017 involved mental illness.[6]

$12 Million

Average payout for litigation and insurance for cases alleging misconduct by 20 large cities.[7]

$1.02 Billion

Paid out by 10 cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgments in police misconduct cases, a 48% increase from $168.3 million in 2010.[8]

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is $1,134,000 per day for a total of $410,000,000 for the year.[9]



Mental Illness

"More than half of patients who need to be taken to hospital are picked up by a police car."

- The Guardian

40 million adults in U.S. have mental health issues[11]

7.9 million have severe mental illness[1]

1 in 10 police encounters involve mentally ill[1]

1 in 4 fatal police encounters involve mentally ill[1]

"14 out of 15 officers stated stress inoculation segments should be added to Taser certification training because they do not feel sufficiently prepared to handle the magnitude and seriousness of potential citizen injuries and deaths."

- The Psychological Impact of Tasers Utilization in Police Officers

Demand

Next 10 Years: Non-Lethal Weapons (NLW) Market forecasted to emerge as dominant law enforcement technology, and multi-billion dollar market. [5]


$6.32 Billion
$11.85 Billion
2016
2023

Increase in global government mandates for non-lethal weapons R&D, and procurement dedicated to public safety. Increase in need to combat negative world outcry and media attention due to non-combatant casualties.

Requests For Demonstrations: Domestic


QUEBEC
MONTANA
Ottawa
OREGON
WYOMING
SOUTH DAKOTA
NEVADA
NJ
Gulf of
750+ U.S Police Departments
Requesting Demonstrations/Purchase

Requests For Demonstrations: International


Finland
Iceland
Russia
Kazakhstan
Mongolia
United States
North Atlantic Ocean
Algeria
Libya
Mali
Chad
Sudan
Ethiopia
DRC
Angola
Namibia
Madagascar
Indian Ocean
South Atlantic Ocean
South Africa
Peru

220+ International Requests For Demonstrations From 70+ Countries

Simple, Patented & Patent Pending Technology

Wrap Technologies owns four U.S. patents on its technology with nine U.S. patents pending, three trademarks filed, foreign patents pending in 34 countries, and other U.S. and international patents being drafted. Patents have a 20 year life from filing date.



Launcher Device

- Receives Bola cartridge
- Durable and small – 6 x 2.5 x 1 inch
- Hand-held, light – weighs 8oz
- Sliding cocking mechanism, safety and deploy button



Bola Cartridge

- Single use, recyclable aluminum, 3.6 oz
- 9 mm fractional blank propels 8' Kevlar[a] tether
- Tether wraps subject 1-3 times at effective range of 10-25 feet
- Small barbs secure wrap



Laser

- Patent pending proprietary green line laser
- Automatic – operates when safety disengaged
- Illuminates target even in daylight for accurate deployment

Rollout Illustration

The table below illustrates BolaWrap results assuming the same adoption rate/rollout experienced by Taser when introduced to law enforcement, Taser is historical dollars and BolaWrap is at current anticipated selling prices. The below information is included for illustrative purposes only, and no assurances can be given that the BolaWrap product will experience similar results as Taser.

Taser Historical Rollout Data

Year	Devices	Cartridges	Total
1999	160	1,600*	$80,000
2000	400	3,200*	$209,900
2001	9,900	79,200*	$5,460,000
2002	14,799	181,034	$8,494,000
2003**	32,235	399,844	$23,478,000

Wrap Technologies Rollout Illustration

Year	Devices	Cartridges	Total
2018			
2019	400	3,200	$466,000
2020	9,900	79,200	$11,534,000
2021	14,799	181,034	$19,120,000
2022	32,235	399,844	$41,812,000

*Quantities extrapolated from published data.
**Reflects addition of 2nd generation product

Corporate Information

Shares Outstanding (3/31/2019)	27,364,607
Non-Affiliate Public Float (3/31/2019)	10,500,000
Management (61% at 3/31/2019)	16,826,695
Cash (3/31/2019)	$10,693,000
Equity (3/31/2019)	$11,136,000
LT Debt (3/31/2019)	$41,000
Options and Warrants (3/31/2019)	8.1M @ Wtd Avg Exercise Price of $4.09

Thank You!

WRAP

Wrap Technologies, Inc.
4620 Arville Street, Ste E
Las Vegas, Nevada 89103

800-583-BOLA

Attn: Jim Barnes
jim@wraptechnologies.com

Management



Scot Cohen

Executive Chairman

Mr. Cohen has over 20 years of experience in institutional asset management, wealth management, and capital markets. Scot co-founded Iroquois Capital, a NY based hedge fund, which managed approximately $300M across its family of funds. Scot manages several operating partnerships that actively invest in the energy sector and he maintains an active investment portfolio in public companies, and early stage private companies.



Thomas Smith

President

Mr. Smith co-founded TASER International (now Axon Enterprise, Inc.) in 1993, and served as President of TASER until October 2006. He served as Chairman of the Board of Directors of TASER from October 2006 until he retired to pursue entrepreneurial activities in February 2012. Amongst his most significant roles and responsibilities at TASER, Mr. Smith managed domestic and international sales, significantly expanding the sale and distribution of TASER's products, including sales to more than 17,200 federal, state and local law enforcement agencies in over 100 countries. In 2012, he founded Achilles Technology Solutions, LLC that, through its subsidiary ATS Armor, developed a line of ballistic solutions for LE & military.



David Norris

CEO and Director

Mr. Norris is an experienced executive and joined Wrap Technologies full-time in January 2018. From April 2014 – December 2017 he served in various executive roles, including President, at privately held loanDepot, LLC as it rapidly expanded into the 5th largest mortgage lender in the US. loanDepot has 6,000 employees and generated $1B in revenue in 2017. David also served as CEO of Greenlight Financial, and President of LendingTree Loans. Mr. Norris' career also includes executive and management roles at Toshiba America Information Systems and Qualcomm Personal. His early career was as a probation officer in San Diego for five years.



James Barnes

CFO, Treasurer & Secretary

Mr. Barnes was Chief Financial Officer of Parametric Sound Corporation (now Turtle Beach Corporation) from 2010 to 2015, and subsequently served as Vice President Administration until cofounding Wrap in 2016. Since 1999, Jim has been Manager of Syzygy Licensing LLC ("Syzygy"), a private technology invention and licensing company he owns with Elwood Norris. Jim previously practiced as a certified public accountant and management consultant with Ernst & Ernst, Touche Ross & Co., and as a principal in J. McDonald & Co. Ltd., Phoenix, Arizona.

Management



Elwood "Woody" Norris
Chief Technology Officer

Woody has served a director and President of Parametric Sound Corporation (now Turtle Beach Corporation) and also served as Chief Scientist at Turtle Beach. Woody was a director of LRAD Corporation and Chairman of LRAD Corporation's Board of Directors, in which he served in a technical advisory role and acted as a product spokesman. Woody is an inventor, and has authored more than 80 U.S. patents, primarily in the fields of electrical and acoustical engineering, and has been a frequent speaker on innovation to corporations and government organizations. He is the inventor of our BolaWrap™ technology.



Michael Rothans
Chief Operating Officer

Mr. Rothans served as a police officer and executive in the Los Angeles County Sheriff's Department for thirty-one years, where he retired as the Assistant Sheriff overseeing the department's patrol operations in 2015. He was responsible for a nearly one-billion-dollar budget and supervised over 6,000 sworn and civilian personnel. Mr. Rothans received many commendations during his career, including the LASD Distinguished Service Award in 1997 and 2010, the Exemplary Service Award in 2001, 2005, and 2009, and, the Meritorious Service Award in 2008. In addition, Mr. Rothans served as Chair of the Executive Force Review Committee responsible for reviewing all Officer Involved Shootings & significant uses of force.



Don De Lucca
Chief Strategy Officer

Chief De Lucca is a 33-year law enforcement professional, serving as Chief of City of Doral Florida Police Department, Chief of Golden Beach Police Department, and Chief of Miami Beach Police Department. Chief De Lucca actively pursued comprehensive community policing initiatives based on resident and business engagement, utilized a district plan, initiated the use of non-lethal weapons, developed a Crisis Intervention Team, and reduced crime significantly. In 2016, he was elected 104th of the President of the International Association of Chiefs of Police by its membership at its annual conference which represents 30,000 law enforcement executives in over 150 countries.

Independent Directors



Michael Parris

Independent Director

Mr. Parris partnered in 1996 with Perry Rogers to oversee primarily the SHAQ Brand and other secondary strategic alliances. The SHAQ Brand has included, but not limited to, the business development, brand management and marketing, public relations and intellectual properties and polices for NBA player, Shaquille O'Neal. Prior to 1996, Parris had a successful career in law enforcement with the Newark police department in Newark, New Jersey. As a member of the department, he was promoted to the rank of Lieutenant. He has worked and commanded several specialized units including Homicide, Robbery and Internal Affairs. A NJ native, Parris spent his early school years attending Newark public schools.



Patrick Kinsella

Independent Director

Mr. Kinsella, age 65, currently serves as an adjunct professor at the USC Marshall School of Business, a position that he has held since August 2011. In 2014, he was appointed as a director and the Chairman of the audit committee of PennyMac Financial Services, Inc. ("PennyMac") (PFSI). Prior to his retirement as a senior audit partner in May 2013, Mr. Kinsella spent over 37 years at KPMG LLP serving clients generally concentrated in the financial services sector, including banks, thrifts, mortgage companies, automotive finance companies, alternative investment companies and real estate companies. Mr. Kinsella received a BS in Accounting from California State University, Northridge, and is a licensed certified public accountant in the State of California.



Wayne Walker

Independent Director

Mr. Walker, age 59, founded Walker Nell Partners, Inc. ("Walker Nell"), a financial advisory firm in 2013, where he continues to serve as the managing partner. Walker Nell provides corporate governance and restructuring advisory services, fiduciary services, litigation support, and other services to client corporations and law firms. In his role at Walker Nell, he has served on a number of private company boards. He has also been active on charitable boards, and currently serves as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity that holds over $6.0 billion of assets under management. Mr. Walker has more than 25 years of experience in corporate law and corporate restructuring, including working 15 years at the DuPont Company in the Securities and Bankruptcy group, where he worked in the Corporate Secretary's office and served as Senior Counsel. He holds a B.A. from Loyola University New Orleans and a J.D. from the Catholic University of America.

Leadership



Jay Frampton
VP of Manufacturing



Rick Guilbault
VP of Training



Mike Daniel
VP of Supply Chain



Michael Thomas
Director of Operations



Stacie Sundberg
Director of Sales Operations



Roe Manghisi
Director of Public Safety Services



Lee Leatherman
Director of Training



Jeff Abbott
Director of Manufacturing



Judah Meiteles
Director of Marketing

Endnotes

[1] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

[2] U.S. Department of Justice, Statistical Brief, Full-Time Employees in Law Enforcement Agencies, 1997-2016: August 2018

[3] United States Department of Labor, Bureau of Labor Statistics, Occupational Employment and Wages, Security Guards: May 2016

[4] Estimate accumulated from individual country sources for countries with 100 largest police forces

[5] Non-Lethal Weapons - Global Market Outlook (2017-2023); Report Buyer

[6] Article 'Nationwide, police shot and killed nearly 1000 people in 2017'; Washington Post Investigation

[7] City Lawsuit Costs Report; Governing.com

[8] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson

[9] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis

[10] Bureau of Justice Statistics, Census of State and Federal Correctional Facilities, 2005: October 2008

[11] The State of Mental Health in America, 2018; Mental Health America

[12] https://www.theguardian.com/society/2018/nov/27/police-mental-health-system-patients

[13] https://scholarworks.waldenu.edu/cgi/viewcontent.cgi?article=4523&context=dissertations